                  LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN
                      U.S. SMALL COMPANY OPPORTUNITIES FUND

January 3, 2000

Dear Shareholder:

The six months ended November 30, 1999 were quite volatile for small growth companies. J.P. Morgan U.S. Small Company Opportunities Fund returned 35.00% for the period, outperforming the Russell 2000 Growth Index, which returned 13.51%, as well as the Lipper Small Company Fund Average, which returned 32.22%.

The fund's net asset value increased from $12.17 per share on May 31, 1999, to $16.43 per share on November 30, 1999. The fund's net assets stood at approximately $442.1 million at the end of November. The net assets of the master portfolio, in which the fund invests, were approximately $445.1 million at November 30, 1999. There were no distributions made during the period.

This report includes an interview with Candice Eggerss, the portfolio manager primarily responsible for the master portfolio. In this interview, Candice discusses events in the small-cap market, portfolio performance, and her outlook for the coming months.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 6

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     ----------------------------
                                                    THREE        SIX          ONE          SINCE
AS OF NOVEMBER 30, 1999                             MONTHS       MONTHS       YEAR         INCEPTION*
-------------------------------------------------------------------------     ----------------------------
J.P. Morgan U.S. Small Company
  Opportunities Fund                                24.00%       35.00%       49.30%       22.80%
Russell 2000 Growth Index**                         15.59%       13.51%       32.66%       12.24%
Lipper Small Company Fund Average                   22.23%       32.22%       52.49%       19.07%

AS OF SEPTEMBER 30, 1999
-------------------------------------------------------------------------     ----------------------------
J.P. Morgan U.S. Small Company
  Opportunities Fund                                 1.63%       14.88%       39.54%       15.16%
Russell 2000 Growth Index**                         -4.92%        9.10%       32.63%        7.05%
Lipper Small Company Fund Average                    0.81%       15.94%       43.29%       11.41%

*THE FUND COMMENCED OPERATIONS ON JUNE 16, 1997, AND HAS PROVIDED A TOTAL RETURN OF 23.76% FROM THAT DATE THROUGH NOVEMBER 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JUNE 30, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

** THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX OF SMALL, GROWTH-ORIENTED U.S. STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with CANDICE EGGERSS, vice president and member of the portfolio management team for the master portfolio, in which the fund invests. Candice has been with Morgan since 1996, and has nearly 13 years of industry experience. Prior to joining Morgan, Candice was employed by Weiss, Peck & Greer, Equitable Capital Management, and Morgan Stanley, where she held positions including analyst, portfolio manager, and research director. Candice received her B.S. from Stanford University and her M.B.A. from Columbia University. This interview took place on December 14, 1999, and reflects Candice's views on that date.

WHAT WERE THE KEY TRENDS IN THE U.S. EQUITY MARKET OVER THE PAST SIX MONTHS?

CE: On the macro level, there were a number of things happening over the past six months that affected the market as a whole. First, the U.S. economy continued to be strong, although there have been some recent signs of moderation, including a slowing in housing starts and retail chain stores sales. Overall, however, the economy continues to chug along. Second, we are in a rising interest rate environment. With three quarter-point rate hikes in June, August, and November, the Federal Reserve took back all the easing it had added last year in the face of the global economic crisis. Third, and directly related to Fed activity, is the fact that inflation continues to be benign. The Fed has remained ever alert for the specter of inflation to rear its head, and for the most part it has not. Wage pressures have remained dormant; it is in industrial commodity prices that pressure has been building. This has been concentrated in oil prices, which have more than doubled this year and we expect they still have room to go up, particularly with Iraq's latest cessation of production. Fourth, global growth on the whole has been showing signs of improvement. The recent data coming out of Europe, Japan, and the emerging markets indicates that growth is finally taking hold.

For the U.S. equity market, this six-month period was a highly volatile one. Large caps established new highs during the summer, corrected in the first part of the third quarter, and then recovered to new highs in October and November on positive inflation data and earnings announcements. Small caps started off the year on somewhat shaky footing. However, for the balance of the year, they have done quite well, outperforming their larger-cap brethren and offering attractive relative value. Positive earnings announcements and forecasts for strong future earnings propelled the U.S. market forward while market leadership narrowed and technology stocks asserted their dominance. On the flip side, however, any company that missed consensus expectations, even by a small margin, was severely punished by the market.

The increasing disparity between growth and value that was a general market trend was particularly striking in the small cap arena. For the year-to-date ended November 30, the Russell 2000 Growth returned 21.65% versus a negative 4.42% for the Russell 2000 Value. The IPO market has continued to be red hot as well, with a large number of oversubscribed deals and Internet related issues immediately soaring to dizzying heights. One advantage of being a major asset management firm is that we have access to the companies going public. Last year we met with over 75% of the companies that were doing their initial public offerings.

Another big trend this year, was the rise in M&A activity. Mergers and acquisitions have been reshaping the small-cap landscape. Many of the deals this year have been large companies buying small, such as AT&T's acquisition of MetroNet. This has driven up the price of the targets and may serve as an indicator that small caps are poised for a broad-based rally.

Lastly, on June 30th, the Russell 2000 Index, and its component Growth and Value indices, was rebalanced. A number of large names were shifted out and the weightings of "new economy" sectors (read tech and telecom) were increased, the result being an index that is a much better representation of the small cap world.

HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

CE: The portfolio had a great six months! We are now over 1300 basis points ahead of the index year-to-date. The tech and growth-driven market has definitely been to our advantage. The sector bets we made were right on and we were overweight the sectors that outperformed and underweight those that were negative. We made effective theme bets as well. Within drugs, our focus on genomics research stocks such as Human Genome Sciences (one of our core holdings and top performers), Millennium, and Affymetrix proved to be the right one.

We continued to exploit the environment of increasing deregulation in communications. In that sector, Allegiance and NextLink were among our winners. In technology, we stayed on the leading edge of new Internet space. Our focus is on software and hardware infrastructure companies that have defensible, real business models. Exodus, MicroStrategy, Liberate, and AppNet among others added significantly to performance. Our research team, whose expertise have been broadening as the market evolves, has made an incredible contribution to our strategy.

WHICH HOLDINGS ADDED TO PERFORMANCE?

CE: Human Genome Sciences, MicroStrategy, and Exodus were among our top performers over the six months. We've owned Human Genome Sciences since its IPO two years ago and the company continues to be at the forefront of pharmaceutical and diagnostic product development. MicroStrategy was our top software stock. The stocks of enterprise software providers in general have skyrocketed this year and MicroStrategy has been among the big winners. In October, the company announced that revenues were up 102% over the same quarter last year and third-quarter net income rose 97% from a year ago. Exodus, the Internet network and systems management company, had the greatest positive impact on the portfolio during the period. The company has continued to benefit from the trend toward outsourcing Internet hardware and software management and broad market support for its aggressive expansion plan. The firm recently formed strategic partnerships with hardware industry leaders Compaq and Sun Microsystems. We sold Exodus following the June 30 rebalancing of the index after it was bumped out because its market cap has gotten so big.

WHICH ONES DETRACTED FROM PERFORMANCE?

CE: Although communications was among the top sectors, some of our holdings there were the biggest drags on performance. Cinar Films, a Canadian film company was down for the period through no fault of its own. Government reimbursement rates in the industry have become a political flashpoint, and Cinar has been caught in the fall-out. Concentric Network, another communications name, also detracted from performance as investors took profits. Two sporting goods companies, K-Swiss (athletic footwear) and Action Performance (motor sports) were down due to earnings disappointments resulting from weakening demand for athletic apparel.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

CE: In an extremely volatile market, with very narrow leadership, we feel we are properly positioned to take advantage of the opportunities out there. We continue to be believers in fundamental research, viable business models, and strong management teams. If you look at our biggest positions you'll see where we have our strongest convictions. We believe that understanding market sentiment is critical for managing the portfolio. Marginal investors have transformed the market over the past few years with on-line trading and day trading. The market is currently behaving irrationally so we have to pay attention to market sentiment or miss out on in some cases, potentially significant performance. It is hard to know when the market will become rational again. We think technology will continue to captivate the market, which in turn will cause a ripple effect through every industry. An old economy sector such as chemicals could see delivery mechanisms transformed by e-commerce. We are being slightly defensive, taking profits in areas we feel will be vulnerable in a correction and buying those we think are undervalued and overlooked. We believe that the strength of our research team will continue to carry us forward, helping us navigate the choppy waters. We think the opportunity for small caps is enormous as long as the economy stays its current course.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Small Company Opportunities Fund seeks to provide long term capital appreciation from a portfolio of equity securities of small companies. The fund seeks to outperform the Russell 2000 Growth Index. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/16/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/99
$442,122,406

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 11/30/99
$445,083,130

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY 43.1%

CONSUMER GOODS & SERVICES 17.1%

HEALTHCARE 11.9%

TRANSPORTATION 11.1%

FINANCE 5.6%

BASIC INDUSTRIES 4.9%

INDUSTRIAL PRODUCTS & SERVICES 2.7%

ENERGY 2.1%

SHORT-TERM & OTHER INVESTMENTS 1.5%



LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)                        2.4%
MICROSTRATEGY, INC. (TECHNOLOGY)                                1.9%
ALLEGIANCE TELECOM, INC. (TELECOMMUNICATIONS)                   1.7%
ATMI, INC. (TECHNOLOGY)                                         1.6%
LIBERATE TECHNOLOGIES, INC. (TECHNOLOGY)                        1.6%
CYPRESS SEMICONDUCTOR CORP. (TECHNOLOGY)                        1.5%
CONCENTRIC NETWORK CORP. (TELECOMMUNICATIONS)                   1.5%
24/7 MEDIA, INC (TECHNOLOGY)                                    1.4%
UNIVISION COMMUNICATIONS, INC., CLASS A
   (CONSUMER GOODS & SERVICES)                                  1.4%
LAM RESEARCH CORP. (TECHNOLOGY)                                 1.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). Historically, small-company stocks have been more volatile than large-company stocks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company
  Opportunities Portfolio ("Portfolio"), at value  $445,083,130
Receivable for Shares of Beneficial Interest Sold     1,103,402
Deferred Organization Expenses                            4,307
Prepaid Expenses and Other Assets                         1,361
                                                   ------------
    Total Assets                                    446,192,200
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                            3,927,109
Shareholder Servicing Fee Payable                        87,641
Administrative Services Fee Payable                       8,746
Administration Fee Payable                                  447
Fund Services Fee Payable                                   228
Accrued Expenses                                         45,623
                                                   ------------
    Total Liabilities                                 4,069,794
                                                   ------------
NET ASSETS
Applicable to 26,908,875 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $442,122,406
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $16.43
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $328,293,379
Accumulated Net Investment Loss                        (651,484)
Accumulated Net Realized Loss on Investment         (10,572,927)
Net Unrealized Appreciation of Investment           125,053,438
                                                   ------------
    Net Assets                                     $442,122,406
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income                                    $    629,503
Allocated Interest Income                                         458,392
Allocated Portfolio Expenses                                   (1,186,906)
                                                             ------------
    Net Investment Income Allocated from
      Portfolio                                                   (99,011)
FUND EXPENSES
Shareholder Servicing Fee                          $435,514
Administrative Services Fee                          44,094
Transfer Agent Fees                                  22,496
Registration Fees                                    19,524
Professional Fees                                     6,526
Printing Expenses                                     6,099
Fund Services Fee                                     2,975
Administration Fee                                    2,443
Trustees' Fees and Expenses                           1,020
Amortization of Organization Expenses                   847
Insurance Expense                                       324
Miscellaneous                                        10,611
                                                   --------
    Total Fund Expenses                                           552,473
                                                             ------------
NET INVESTMENT LOSS                                              (651,484)
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     9,066,318
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         101,947,087
                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $110,361,921
                                                             ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   NOVEMBER 30, 1999    YEAR ENDED
                                                      (UNAUDITED)      MAY 31, 1999
                                                   -----------------  --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                   $   (651,484)    $   (884,578)
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                         9,066,318      (19,297,966)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                  101,947,087       15,587,441
                                                      ------------     ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        110,361,921       (4,595,103)
                                                      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                               --       (4,869,937)
                                                      ------------     ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       118,751,932      208,981,870
Reinvestment of Dividends and Distributions                     --        3,462,981
Cost of Shares of Beneficial Interest Redeemed         (73,073,626)    (105,829,742)
                                                      ------------     ------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               45,678,306      106,615,109
                                                      ------------     ------------
    Total Increase in Net Assets                       156,040,227       97,150,069
NET ASSETS
Beginning of Period                                    286,082,179      188,932,110
                                                      ------------     ------------
End of Period (including accumulated net
  investment loss of $651,484 and $0,
  respectively)                                       $442,122,406     $286,082,179
                                                      ============     ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                                                        FOR THE PERIOD
                                                        FOR THE                          JUNE 16, 1997
                                                   SIX MONTHS ENDED   FOR THE FISCAL   (COMMENCEMENT OF
                                                   NOVEMBER 30, 1999    YEAR ENDED    OPERATIONS) THROUGH
                                                      (UNAUDITED)      MAY 31, 1999      MAY 31, 1998
                                                   -----------------  --------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  12.17          $  12.57          $  10.00
                                                       --------          --------          --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                       (0.02)            (0.01)            (0.02)
Net Realized and Unrealized Gain (Loss) on
  Investments                                              4.28             (0.08)             2.59
                                                       --------          --------          --------
Total from Investment Operations                           4.26             (0.09)             2.57
                                                       --------          --------          --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                            --             (0.31)               --
                                                       --------          --------          --------

NET ASSET VALUE, END OF PERIOD                         $  16.43          $  12.17          $  12.57
                                                       ========          ========          ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              35.00%(b)         (0.49)%           25.70%(b)
Net Assets, End of Period (in thousands)               $442,122          $286,082          $188,932
Ratios to Average Net Assets
  Net Expenses                                             1.00%(a)          1.07%             1.19%(a)
  Net Investment Income                                   (0.37)%(a)        (0.42)%           (0.37)%(a)
  Expenses without Reimbursement                           1.00%             1.07%             1.25%

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan U.S. Small Company Opportunities Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on June 16, 1997.

The fund invests all of its investable assets in The U.S. Small Company Opportunities Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (99% at November 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss.

   c) Distributions to shareholders of net investment income are declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan Co. Inc. ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) For federal income tax purposes, the fund had a capital loss carryforward at May 31, 1999 of $14,885,080 which will expire in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   h) For federal income tax purposes, the fund incurred approximately $1,722,190 of realized capital losses in the period November 1, 1998 to May 31, 1999. These losses were deferred for tax purposes until June 1, 1999.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended November 30, 1999, the fee for these services amounted to $2,443.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended
      November 30, 1999, the fee for these services amounted to $44,094.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended November 30, 1999, the fee for these services amounted to $435,514.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. For the six months ended November 30, 1999, the fund's allocated portion of Group's costs in performing its services amounted to $2,975.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   NOVEMBER 30, 1999    YEAR ENDED
                                                      (UNAUDITED)      MAY 31, 1999
                                                   -----------------  --------------
Shares of beneficial interest sold...............       8,520,880       17,770,492
Reinvestment of dividends and distributions......        --                303,960
Shares of beneficial interest redeemed...........      (5,115,723)      (9,615,757)
                                                       ----------       ----------
Net Increase.....................................       3,405,157        8,458,695
                                                       ==========       ==========

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein until May 23, 2000. The maximum borrowing under the new agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at November 30, 1999.

The U.S. Small Company Opportunities Portfolio
Semi-Annual Report November 30, 1999
(unaudited)
(The following pages should be read in conjunction with J.P Morgan U.S. Small Company Opportunities Fund
Semi-Annual Financial Statements)

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMMON STOCKS (98.4%)
BASIC INDUSTRIES (4.8%)
CHEMICALS (3.8%)
Albemarle Corp...................................     157,900   $  3,059,312
Bush Boake Allen, Inc.+..........................      28,300        711,037
General Chemical Group, Inc.+....................     177,200        498,375
Geon Co..........................................      96,100      2,907,025
Georgia Gulf Corp................................     199,800      5,094,900
Wellman, Inc.....................................     291,000      4,637,812
                                                                ------------
                                                                  16,908,461
                                                                ------------

FOREST PRODUCTS & PAPER (0.3%)
Universal Forest Products, Inc...................      99,000      1,522,125
                                                                ------------

METALS & MINING (0.7%)
Kennametal, Inc..................................      46,600      1,549,450
Mueller Industries, Inc.+........................      48,800      1,756,800
                                                                ------------
                                                                   3,306,250
                                                                ------------
  TOTAL BASIC INDUSTRIES.........................                 21,736,836
                                                                ------------
CONSUMER GOODS & SERVICES (17.1%)
BROADCASTING & PUBLISHING (3.2%)
Entercom Communications Corp.+...................      54,200      3,099,562
Radio Unica Corp.+...............................      16,750        462,719
Scholastic Corp.+................................      37,300      2,046,837
Spanish Broadcasting System, Inc., Class A+......      45,700      1,450,975
Univision Communications, Inc., Class A+.........      70,300      6,151,250
World Wrestling Federation Entertainment,
  Inc.+..........................................      45,775        921,222
                                                                ------------
                                                                  14,132,565
                                                                ------------

EDUCATION (0.9%)
DeVry, Inc.+.....................................     195,400      3,944,637
                                                                ------------

ENTERTAINMENT, LEISURE & MEDIA (4.4%)
American Classic Voyages Co.+....................      38,100      1,104,900
Anchor Gaming+...................................      68,600      3,777,287
Cinar Corp., Class B+............................     181,900      2,489,756
Insight Communications Co., Inc.+................      86,800      2,148,300
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
ENTERTAINMENT, LEISURE & MEDIA (CONTINUED)
Jones Intercable, Inc., Class A+.................      23,600   $  1,383,550
Media Metrix, Inc.+..............................      41,750      1,544,750
Pixar, Inc.+.....................................      59,700      2,507,400
Premier Parks, Inc.+.............................     161,600      4,040,000
Steiner Leisure Ltd.+(i).........................      17,050        282,391
Webstakes. com, Inc.+............................      39,975        354,778
                                                                ------------
                                                                  19,633,112
                                                                ------------

FOOD, BEVERAGES & TOBACCO (1.8%)
American Italian Pasta Co., Class A+.............      49,800      1,497,112
Keebler Foods Co.+...............................      60,000      1,653,750
Robert Mondavi Corp., Class A+...................      86,100      3,312,159
Webvan Group, Inc.+..............................      57,700      1,424,469
                                                                ------------
                                                                   7,887,490
                                                                ------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.2%)
Furniture Brands International, Inc.+............      43,000        838,500
                                                                ------------

RESTAURANTS & HOTELS (1.5%)
Aztar Corp.+.....................................      69,400        741,712
Papa John's International, Inc.+.................     120,500      4,326,703
Sun International Hotels Ltd.+(i)................      33,400        630,425
Vail Resorts, Inc.+..............................      62,900      1,081,094
                                                                ------------
                                                                   6,779,934
                                                                ------------

RETAIL (5.1%)
AnnTaylor Stores Corp.+..........................      75,000      3,239,062
bebe stores, inc.+...............................      78,600      2,446,425
Cost Plus, Inc.+.................................      83,050      3,072,850
eToys, Inc.+.....................................      23,200      1,452,900
Hibbett Sporting Goods, Inc.+....................      39,300        510,900
InterTAN, Inc.+..................................      39,600        947,925
Kenneth Cole Productions, Inc., Class A+.........      33,400      1,532,225
Linens n' Things, Inc.+..........................      49,500      1,670,625
MSC Industrial Direct Co., Inc., Class A+........      98,700        894,469
Steven Madden Ltd.+..............................     163,900      2,099,969
Talbots, Inc.....................................      58,200      2,822,700
The Finish Line, Inc., Class A+..................      74,300        492,237

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
RETAIL (CONTINUED)
Ticketmaster Online-CitySearch, Inc., Class B+...      29,000   $    822,875
Vans, Inc.+......................................      63,300        755,644
                                                                ------------
                                                                  22,760,806
                                                                ------------
  TOTAL CONSUMER GOODS & SERVICES................                 75,977,044
                                                                ------------

ENERGY (2.0%)
GAS EXPLORATION (0.7%)
Devon Energy Corp................................      82,600      2,911,650
                                                                ------------

OIL-PRODUCTION (0.2%)
Spinnaker Exploration Co.+.......................      66,700        983,825
OIL-SERVICES (1.1%)
Cooper Cameron Corp.+............................      36,700      1,573,512
National-Oilwell, Inc.+..........................     140,700      2,004,975
Smith International, Inc.+.......................      38,800      1,547,150
                                                                ------------
                                                                   5,125,637
                                                                ------------
  TOTAL ENERGY...................................                  9,021,112
                                                                ------------

FINANCE (5.7%)
BANKING (2.8%)
AMCORE Financial, Inc............................      17,700        446,925
Bank United Corp., Class A.......................      75,400      2,686,125
Centura Banks, Inc...............................       8,800        409,200
City National Corp...............................      32,900      1,186,456
Colonial BancGroup, Inc..........................      26,900        307,669
Columbia Banking System, Inc.+...................       7,100        116,262
Commercial Federal Corp..........................      43,500        791,156
Hamilton Bancorp, Inc.+..........................      31,300        602,525
Independent Bank Corp............................      41,395        693,366
National Commerce Bancorporation.................     121,800      3,075,450
Pacific Century Financial Corp...................      21,700        425,862
Sterling Bancshares, Inc.........................      91,700      1,174,906
Webster Financial Corp...........................      22,100        588,412
West Coast Bancorp...............................      11,730        173,017
                                                                ------------
                                                                  12,677,331
                                                                ------------
FINANCIAL SERVICES (2.1%)
Allied Capital Corp..............................      79,300      1,605,825
BlackRock, Inc.+.................................      37,700        692,737
Financial Federal Corp.+.........................     118,500      2,451,469
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
FINANCIAL SERVICES (CONTINUED)
Gabelli Asset Management, Inc., Class A+.........      75,500   $  1,311,812
Heller Financial, Inc............................      92,200      2,039,925
Wit Capital Group, Inc.+.........................      52,900      1,031,550
                                                                ------------
                                                                   9,133,318
                                                                ------------

INSURANCE (0.6%)
Fremont General Corp.............................      87,700        443,981
RenaissanceRe Holdings Ltd.(i)...................      50,700      2,113,556
                                                                ------------
                                                                   2,557,537
                                                                ------------

REAL ESTATE INVESTMENT TRUSTS (0.2%)
IndyMac Mortgage Holdings, Inc...................      63,700        704,681
                                                                ------------
  TOTAL FINANCE..................................                 25,072,867
                                                                ------------

HEALTH CARE (11.9%)
BIOTECHNOLOGY (5.5%)
Affymetrix, Inc.+................................      35,700      3,498,600
Human Genome Sciences, Inc.+.....................      97,200     10,886,400
IDEC Pharmaceuticals Corp.+......................      16,900      2,142,075
Millennium Pharmaceuticals, Inc.+................      52,700      5,130,016
SangStat Medical Corp.+..........................     114,000      2,686,125
                                                                ------------
                                                                  24,343,216
                                                                ------------

HEALTH SERVICES (2.3%)
Allscripts, Inc.+................................     121,475      4,388,284
CareInsite, Inc.+................................      37,800      1,979,775
MedQuist, Inc.+..................................     143,700      4,095,450
                                                                ------------
                                                                  10,463,509
                                                                ------------

MEDICAL SUPPLIES (1.8%)
CONMED Corp.+....................................      12,700        320,675
Cyberonics, Inc.+................................      89,900      1,567,631
IDEXX Laboratories, Inc.+........................     103,200      1,909,200
MedImmune, Inc.+.................................      16,575      1,992,108
Ocular Sciences, Inc.+...........................      22,100        410,231
Respironics, Inc.+...............................      27,900        221,456
Summit Technology, Inc.+.........................      81,600      1,565,700
                                                                ------------
                                                                   7,987,001
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
PHARMACEUTICALS (2.3%)
BioCryst Pharmaceuticals, Inc.+..................      42,500   $  1,094,375
Gilead Sciences, Inc.............................      11,700        561,600
ILEX Oncology, Inc.+.............................      26,350        457,831
Ligand Pharmaceuticals, Inc., Class B+...........     210,000      2,415,000
Symyx Technologies, Inc.+........................      30,100      1,038,450
Triangle Pharmaceuticals, Inc.+..................      63,600      1,248,150
Vertex Pharmaceuticals, Inc.+....................      76,700      2,037,344
Vical, Inc.+.....................................      54,600      1,184,137
                                                                ------------
                                                                  10,036,887
                                                                ------------
  TOTAL HEALTH CARE..............................                 52,830,613
                                                                ------------

INDUSTRIAL PRODUCTS & SERVICES (2.7%)
CAPITAL GOODS (0.1%)
Milacron, Inc....................................      29,500        429,594
                                                                ------------

COMMERCIAL SERVICES (0.1%)
Central Parking Corp.+...........................      26,400        683,100
                                                                ------------

CONSTRUCTION & HOUSING (0.7%)
Dycom Industries, Inc.+..........................      66,600      2,680,650
MasTec, Inc.+....................................      12,600        518,962
                                                                ------------
                                                                   3,199,612
                                                                ------------

DIVERSIFIED MANUFACTURING (1.1%)
Gentek, Inc......................................     232,500      2,717,344
Olin Corp........................................     119,800      2,148,912
                                                                ------------
                                                                   4,866,256
                                                                ------------

MACHINERY (0.7%)
AGCO Corp........................................      63,500        805,656
CNH Global N.V.(i)...............................     155,100      2,122,931
                                                                ------------
                                                                   2,928,587
                                                                ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                 12,107,149
                                                                ------------

TECHNOLOGY (43.2%)
AEROSPACE (0.8%)
L-3 Communications Holdings, Inc.+...............      83,900      3,460,875
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

COMPUTER PERIPHERALS (1.3%)
Creative Technology Ltd..........................      65,000   $    942,500
In Focus Systems, Inc.+..........................      43,500        908,062
JNI Corp.+.......................................       8,500        666,187
Radiant Systems, Inc.+...........................     127,900      3,165,525
                                                                ------------
                                                                   5,682,274
                                                                ------------

COMPUTER SOFTWARE (13.6%)
3DO Co.+.........................................     175,500      1,661,766
Actuate Software Corp.+..........................      63,100      3,849,100
Aether Systems, Inc.+............................       8,725        663,100
Akamai Technologies, Inc.+.......................      11,900      2,820,300
AppNet, Inc.+....................................      86,900      4,323,275
Art Technology Group, Inc.+......................      30,400      1,930,400
Aspen Technologies, Inc.+........................     192,900      3,640,987
CacheFlow, Inc.+.................................       8,425      1,276,387
CBT Group Public Ltd. Co., (Spon. ADR)+(i).......      48,100      1,178,450
Digital Impact, Inc.+............................      13,575        731,353
Digital Island, Inc.+............................       8,400        392,700
E. piphany, Inc.+................................       4,400        745,525
Exchange Applications, Inc.+.....................      63,500      3,857,625
Interleaf, Inc.+.................................      10,800        396,225
Liberate Technologies, Inc.+.....................      54,400      6,942,800
Manugistics Group, Inc.+.........................      59,200        991,600
MAPICS, Inc.+....................................      27,500        261,250
Mediaplex, Inc.+.................................      21,825        742,050
Metasolv Software, Inc.+.........................       8,375        516,633
MicroStrategy, Inc.+.............................      69,100      8,464,750
Mission Critical Software, Inc.+.................      53,100      2,907,225
National Information Consortium, Inc.+...........      73,700      1,943,837
NetZero, Inc.+...................................      22,800        484,500
nFront, Inc.+....................................      45,400        888,139
OpenTV Corp.+....................................       7,825        604,481
PC-Tel, Inc.+....................................      34,100      1,257,438
Private Business, Inc.+..........................      18,000         54,563
Quest Software, Inc.+............................       4,300        322,500
Quintus Corp.+...................................      15,625        867,188
Retek, Inc.+.....................................      25,225      1,710,570
SalesLogix Corp.+................................      88,300      2,538,625
WebTrends Corp.+.................................      22,800      1,312,425
                                                                ------------
                                                                  60,277,767
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMPUTER SYSTEMS (1.2%)
Cobalt Networks, Inc.+...........................       6,600   $  1,114,163
National Computer Systems, Inc...................      36,700      1,408,363
Pinnacle Systems, Inc.+..........................      71,900      2,372,700
SonicWALL, Inc.+.................................       9,125        311,962
                                                                ------------
                                                                   5,207,188
                                                                ------------

ELECTRONICS (1.4%)
Alteon Websystems, Inc.+.........................       7,400        714,100
Finisar Corp.+...................................       9,025      1,040,131
Foundry Networks, Inc.+..........................      12,700      2,986,088
Plexus Corp.+....................................      37,900      1,492,313
                                                                ------------
                                                                   6,232,632
                                                                ------------

INFORMATION PROCESSING (9.6%)
24 / 7 Media, Inc.+..............................     122,100      6,196,576
Breakaway Solutions, Inc.+.......................       8,200        467,400
Catalina Marketing Corp.+........................      52,700      5,022,969
CheckFree Holdings Corp.+........................      22,400      1,471,400
Covad Communications Group, Inc.+................      86,150      4,474,416
Diamond Technology Partners, Inc., Class A+......      19,500      1,023,750
Expedia Inc., Class A+...........................      14,525        773,456
Go2Net, Inc.+....................................      11,500        840,219
Internet Capital Group, Inc.+....................      18,310      3,076,080
Management Network Group, Inc.+..................      30,850      1,041,188
Multex.com, Inc.+................................      73,600      2,097,600
Net Perceptions, Inc.+...........................     115,300      4,352,575
Predictive Systems, Inc.+........................      22,900      1,031,931
Safeguard Scientifics, Inc.+.....................      25,200      2,800,350
Verio, Inc.+.....................................     133,600      4,801,250
VerticalNet, Inc.+...............................      20,000      1,752,500
Wireless Facilities, Inc.+.......................      29,700      1,603,800
                                                                ------------
                                                                  42,827,460
                                                                ------------

SEMICONDUCTORS (15.3%)
Applied Mircro Circuits Corp.+...................      43,600      3,624,250
Asyst Technologies, Inc.+........................      57,200      2,285,319
ATMI, Inc.+......................................     231,800      7,055,413
Brooks Automation, Inc.+.........................      64,100      1,746,725
C-Cube Microsystems, Inc.+.......................      52,900      2,368,102
Cognex Corp.+....................................      17,100        555,750
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
SEMICONDUCTORS (CONTINUED)

Cymer, Inc.+.....................................      87,100   $  3,484,000
Cypress Semiconductor Corp.+.....................     242,200      6,599,950
Electro Scientific Industries, Inc.+.............      39,600      2,314,125
Exar Corp.+......................................      49,800      2,421,525
Fairchild Semiconductor Corp., Class A+..........     129,930      3,638,040
Galileo Technology Ltd.+.........................     104,700      2,388,469
GaSonics International Corp.+....................     138,800      2,134,050
hi / fn, inc.+...................................      23,500      1,034,000
Integrated Device Technology, Inc.+..............     135,200      3,185,650
Intevac, Inc.+...................................      17,900         69,922
Lam Research Corp.+..............................      76,900      5,969,363
LTX Corp.+.......................................     107,800      1,940,400
Metron Technology N.V.+..........................      75,300      1,200,094
Microchip Technology, Inc.+......................      30,300      1,920,263
MIPS Technologies, Inc., Class A+................      66,900      2,951,963
MKS Instruments, Inc.+...........................     147,900      3,679,013
Photronics, Inc.+................................      82,700      1,995,138
PLX Technology, Inc.+............................      57,700      1,154,000
Rudolph Technologies, Inc.+......................       8,925        254,363
Sage, Inc.+......................................       7,100        177,500
Silicon Image, Inc.+.............................      43,300      1,861,900
Virata Corp.+....................................       8,350        268,244
                                                                ------------
                                                                  68,277,531
                                                                ------------
  TOTAL TECHNOLOGY...............................                191,965,727
                                                                ------------

TELECOMMUNICATIONS (11.0%)
TELECOMMUNICATION SERVICES (6.7%)
Allegiance Telecom, Inc..........................     104,200      7,697,775
American Mobile Satellite Corp.+.................     182,100      2,856,694
CapRock Communications Corp.+....................     152,000      3,705,000
Concentric Network Corp.+........................     231,800      6,591,813
Illuminet Holdings, Inc.+........................      16,400        861,000
Pac-West Telecomm, Inc.+.........................       2,180         55,590
Pacific Gateway Exchange, Inc.+..................      68,900      1,257,425
Splitrock Services, Inc.+........................     187,880      3,006,080
TALK.com, Inc.+..................................      64,200      1,083,375
TeleCorp PCS, Inc., Class A+.....................      17,200        620,275
Versatel Telecom International, N.V. (ADR)+(i)...      16,100        442,750

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
TELECOMMUNICATION SERVICES (CONTINUED)
Williams Communications Group, Inc.+.............      31,100   $    927,169
WinStar Communications, Inc.+....................      13,600        690,200
                                                                ------------
                                                                  29,795,146
                                                                ------------
TELECOMMUNICATIONS-EQUIPMENT (4.3%)
Advanced Fibre Communications, Inc.+.............     142,300      3,957,719
Copper Mountain Networks, Inc.+..................      21,400      1,785,563
E-Tek Dynamics, Inc.+............................      49,975      3,748,125
Paradyne Networks, Inc.+.........................      25,800        757,875
Polycom, Inc.+...................................      90,200      5,772,800
Sycamore Networks, Inc.+.........................      15,000      3,330,000
                                                                ------------
                                                                  19,352,082
                                                                ------------
  TOTAL TELECOMMUNICATIONS.......................                 49,147,228
                                                                ------------
  TOTAL COMMON STOCKS (COST $312,776,221)........                437,858,576
                                                                ------------
CONVERTIBLE PREFERRED STOCKS (0.0%)
ENERGY (0.0%)
GAS EXPLORATION (0.0%)
Tesoro Petroleum Corp.
  (cost $222,717)................................      15,200        193,800
                                                                ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------  -------------
SHORT-TERM INVESTMENTS (1.5%)
OTHER INVESTMENT COMPANIES (1.5%)
J.P. Morgan Institutional Prime Money Market
  Fund(cost $6,621,576)..........................  $6,621,576   $  6,621,576
                                                                ------------
TOTAL INVESTMENTS (COST
  $319,620,514) (99.9%).......................................   444,673,952
OTHER ASSETS IN EXCESS OF
  LIABILITIES (0.1%)..........................................       409,178
                                                                ------------
NET ASSETS (100.0%)...........................................  $445,083,130
                                                                ============

------------------------------
Note: Based on the cost of investments of $321,442,262 for federal income tax purposes at November 30, 1999, the aggregate gross unrealized appreciation and depreciation was $135,523,223 and $12,291,533, respectively, resulting in net unrealized appreciation of $123,231,690.

(i) Foreign security.

+ Non-income producing security.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $319,620,514 )          $444,673,952
Receivable for Investments Sold                       3,222,864
Dividends Receivable                                    151,136
Interest Receivable                                      70,499
Receivable for Expense Reimbursement                      2,370
Prepaid Trustees' Fees                                      628
Prepaid Expenses and Other Assets                         3,957
                                                   ------------
    Total Assets                                    448,125,406
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     1,945,095
Payable to Custodian                                    820,580
Advisory Fee Payable                                    210,402
Custody Fee Payable                                      24,035
Administration Fee Payable                                8,749
Administrative Services Fee Payable                         372
Fund Services Fee Payable                                   228
Accrued Expenses                                         32,815
                                                   ------------
    Total Liabilities                                 3,042,276
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $445,083,130
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $10,423 )                                                   $    629,503
Interest Income                                                       458,392
                                                                 ------------
    Investment Income                                               1,087,895
EXPENSES
Advisory Fee                                       $  1,042,069
Custodian Fees and Expenses                              69,778
Administrative Services Fee                              44,108
Professional Fees and Expenses                           20,726
Printing Expenses                                         3,250
Fund Services Fee                                         2,975
Administration Fee                                        2,019
Trustees' Fees and Expenses                               1,082
Amortization of Organization Expense                        607
Insurance Expense                                           243
Miscellaneous                                                49
                                                   ------------
    Total Expenses                                                  1,186,906
                                                                 ------------
NET INVESTMENT LOSS                                                   (99,011)
NET REALIZED GAIN ON INVESTMENTS                                    9,066,318
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                     101,947,087
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $110,914,394
                                                                 ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   NOVEMBER 30, 1999    YEAR ENDED
                                                      (UNAUDITED)      MAY 31, 1999
                                                   -----------------  --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                $        (99,011)  $    (137,253)
Net Realized Gain (Loss) on Investments                   9,066,318     (19,297,966)
Net Change in Unrealized Appreciation of
  Investments                                           101,947,087      15,587,441
                                                   ----------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         110,914,394      (3,847,778)
                                                   ----------------   -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           119,128,605     208,622,616
Withdrawals                                             (69,760,702)   (108,552,920)
                                                   ----------------   -------------
    Net Increase from Investors' Transactions            49,367,903     100,069,696
                                                   ----------------   -------------
    Total Increase in Net Assets                        160,282,297      96,221,918
NET ASSETS
Beginning of Period                                     284,800,833     188,578,915
                                                   ----------------   -------------
End of Period                                      $    445,083,130   $ 284,800,833
                                                   ================   =============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                        FOR THE                             JUNE 16, 1997
                                                   SIX MONTHS ENDED        FOR THE        (COMMENCEMENT OF
                                                   NOVEMBER 30, 1999  FISCAL YEAR ENDED  OPERATIONS) THROUGH
                                                      (UNAUDITED)       MAY 31, 1999        MAY 31, 1998
                                                   -----------------  -----------------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                             0.68%(a)           0.71%                0.84%(a)
  Net Investment Loss                                     (0.06)%(a)         (0.07)%              (0.04)%(a)
  Expenses without Reimbursement                           0.68%(a)           0.71%                0.84%(a)(b)
Portfolio Turnover                                           65%               116%                  73%

------------------------
(a) Annualized

(b) Reimbursement was less than 0.01%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Opportunities Portfolio (the "portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The portfolio is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on June 16, 1997. The portfolio's investment objective is to provide long-term growth from a portfolio of small company growth stocks. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio incurred organization expenses in the amount of $9,000 which were deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   d) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   e) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan and Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the six months ended
      November 30, 1999, such fees amounted to $1,045,561.

      The portfolio may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the portfolio in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the six months ended November 30, 1999, J.P. Morgan has agreed to reimburse the portfolio $3,492 under this agreement.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended November 30, 1999, the fee for these services amounted to $2,019.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the six months ended
      November 30, 1999, the fee for these services amounted to $44,108.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. For the six months ended November 30, 1999, the portfolio's allocated portion of Group's costs in performing its services amounted to $2,975.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended November 30, 1999 were as follows:

               COST OF          PROCEEDS
               PURCHASES       FROM SALES
               ---------      -------------
               $ 271,680,175  $216,158,946

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN
FUNDS SERVICES AT
(800) 521-5411.
IM0871-M


J.P. MORGAN
U.S. SMALL COMPANY
OPPORTUNITIES
FUND




SEMIANNUAL REPORT
NOVEMBER 30, 1999